                                                                    EXHIBIT 10.9

                            RUBIO'S RESTAURANTS, INC.

                             AMENDMENT NO. 2 TO THE
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                  This Amendment No. 2 ("Amendment") to the Amended and Restated Investors' Rights Agreement, as amended (the "Agreement"), dated November 19, 1997, is made as of this ___ day of May, 1998 by and among RUBIO'S RESTAURANTS, INC., a Delaware corporation (the "Company"), the investors listed on SCHEDULE A of the Agreement (the "Existing Investors") and the investor listed on EXHIBIT A attached hereto, (the "New Investor"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS

                  The Company desires to sell and issue to the New Investor a warrant to purchase shares of the Company's Series D Preferred Stock.

                  The Existing Investors desire for the New Investor to invest in the Company and, as a condition thereof and to induce such investment, the Existing Investors and the Company are willing to enter into this Amendment to permit the New Investor to become a party to the Agreement, as amended.

                  In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       ADDITIONAL PARTIES TO THE AGREEMENT.

                  The New Investor hereby enters into and becomes a party to the Agreement. SCHEDULE A to the Agreement is amended to include the New Investor.

         2.       EFFECT OF AMENDMENT.

                  Except as amended and set forth above, the Agreement shall continue in full force and effect.

         3.       COUNTERPARTS.

                  This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

         4.       SEVERABILITY.

                  If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         5.       ENTIRE AGREEMENT.

                  This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         6.       GOVERNING LAW.

                  This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.



                [Remainder of This Page Intentionally Left Blank]

         This Amendment is hereby executed as of the date first above written.

                           RUBIO'S RESTAURANTS, INC.,
                             a Delaware corporation

                                            By:    /s/ Ralph Rubio
                                                --------------------------------
                                                   Ralph Rubio, President

                                            Address: 5151 Shoreham Place,
                                                     Suite 260
                                                     San Diego, CA 92122
                                                     Fax No.: (619) 452-0181

                                            EXISTING INVESTORS:

                                            ROSEWOOD CAPITAL, L.P.

                                            By: Rosewood Capital Associates,
                                                L.P., General Partner

                                            By:    /s/ Kyle Anderson
                                                --------------------------------
                                                   Kyle A. Anderson, Principal

                                            Address: One Maritime Plaza,
                                                     Suite 1330
                                                     San Francisco, CA 94111
                                                     Fax No: (415) 362-1192


                                            FARALLON CAPITAL PARTNERS, L.P.

                                            By: Farallon Partners, L.L.C.,
                                                its General Partner

                                            By:    /s/ Jason Fish
                                                --------------------------------
                                                Managing Member

                                            Address:  One Maritime Plaza
                                                      Suite 1325
                                                      San Francisco, CA  94111
                                                      Fax No: (415) 421-2133
                                                      Attention:  Jason Fish and
                                                                  Mark Wehrly

                                            FARALLON CAPITAL INSTITUTIONAL
                                            PARTNERS, L.P.

                                            By: Farallon Partners, L.L.C.,
                                                its General Partner

                                            By:      /s/ Jason Fish
                                                --------------------------------
                                                     Managing Member

                                            Address: One Maritime Plaza
                                                     Suite 1325
                                                     San Francisco, CA  94111
                                                     Fax No: (415) 421-2133
                                                     Attention:  Jason Fish and
                                                                 Mark Wehrly

                                            FARRALON CAPITAL INSTITUTIONAL
                                            PARTNERS II, L.P.

                                            By: Farallon Partners, L.L.C.,
                                                its General Partner

                                            By:      /s/ Jason Fish
                                                --------------------------------
                                                     Managing Member

                                            Address: One Maritime Plaza
                                                     Suite 1325
                                                     San Francisco, CA  94111
                                                     Fax No: (415) 421-2133
                                                     Attention:  Jason Fish and
                                                                 Mark Wehrly

                                            FARALLON CAPITAL INSTITUTIONAL
                                            PARTNERS III, L.P.

                                            By: Farallon Partners, L.L.C.,
                                                its General Partner

                                            By:      /s/ Jason Fish
                                                -------------------------------
                                                     Managing Member

                                            Address: One Maritime Plaza
                                                     Suite 1325
                                                     San Francisco, CA  94111
                                                     Fax No: (415) 421-2133
                                                     Attention:  Jason Fish and
                                                                 Mark Wehrly

                                            RR CAPITAL PARTNERS, L.P.

                                            By: Farallon Partners, L.L.C.,
                                                its General Partner

                                            By:      /s/ Jason Fish
                                                --------------------------------
                                                     Managing Member

                                            Address: One Maritime Plaza
                                                     Suite 1325
                                                     San Francisco, CA  94111
                                                     Fax No: (415) 421-2133
                                                     Attention:  Jason Fish and
                                                                 Mark Wehrly

                                            RAFAEL R. RUBIO AND GLORIA G.
                                            RUBIO, CO-TRUSTEES OF THE
                                            RAFAEL R. RUBIO AND GLORIA G.
                                            RUBIO FAMILY TRUST


                                            By:      /s/ Rafael Rubio
                                                --------------------------------
                                                     Rafael R. Rubio


                                            By:      /s/ Gloria Rubio
                                                --------------------------------
                                                     Gloria G. Rubio

                                            Address: 5134 Pendelton Street
                                                     San Diego, CA 92109
                                                     Fax No:
                                                             -------------------

                                            RALPH RUBIO AND DIONE RUBIO AS
                                            TRUSTEES OF THE RALPH RUBIO AND
                                            DIONE RUBIO FAMILY TRUST


                                            By:      /s/ Ralph Rubio
                                                --------------------------------
                                                     Ralph Rubio, Trustee


                                            By:      /s/ Dione Rubio
                                                --------------------------------
                                                     Dione Rubio, Trustee

                                            Address: 1115 Los Caballitos
                                                     Del Mar, CA 92014
                                                     Fax No:
                                                             -------------------

                                            NEW INVESTOR:

                                            FSC CORP.

                                            By:
                                                -------------------------------
                                            Title:
                                                  -----------------------------

                                            Address: c/o BancBoston Capital
                                                     175 Federal Street, 18th
                                                       Floor
                                                     Boston, MA 02110
                                                     Fax No: (617) 434-1153

                                    EXHIBIT A


                                  NEW INVESTOR


FSC CORP.